UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 5, 2007
INDUS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-2293	94-3273443

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
3301 Windy Ridge Parkway, Atlanta, Georgia 30339
(Addresses of Principal Executive Offices, including Zip Code)
(770) 952-8444
(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 5, 2007, Indus International, Inc. (the “Company”) announced that at a special meeting of the stockholders, the Company’s stockholders approved the Agreement and Plan of Merger dated as of October 20, 2006 by and among the Company, Fortezza Iridium Holdings, Inc. and Iridium Merger Sub, Inc.
A copy of the Company’s press release dated January 5, 2007 is furnished as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
Exhibits.
99.1      Press Release issued by Indus International, Inc. on January 5, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS INTERNATIONAL, INC.
/s/ Patrick M Henn
Name:	Patrick M. Henn
Title:	Executive Vice President and Chief Financial Officer

Date: January 5, 2007